Verenium’s 2012 Capital Markets Day Introduction to Verenium’s Strategy James Levine President & CEO October 9, 2012

Forward Looking Statements
Verenium, the Verenium logo, Industry, Evolved., Fuelzyme
®
alpha-amylase, Pyrolase
®
cellulase, Pyrolase
®
HT, Vereflow
TM
alpha-
amylase and Xylathin
®
xylanase are trademarks of Verenium. All other company names, product names or logos in this presentation are used for identification purposes only and may be trademarks of the respective companies with which they are associated.

Statements in this presentation that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty.
These include, but are not limited to, statements related to Verenium’s technology, products and product candidates (including
Verenium’s ability to identify, develop and commercialize new products and product candidates, either independently or with collaboration partners, and Verenium’s timetable for doing so), lines of business, markets (including market size and Verenium’s ability to identify, develop and commercialize products to address those markets), operations (including Verenium’s ability to successfully negotiate and enter into collaboration partnerships), capabilities, commercialization activities, customer adoption rates, industry conditions, future financial performance, and near-term and longer-term growth and prospects. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, risks associated with Verenium’s strategic focus, technologies, products and product candidates (including Verenium’s ability to identify, develop and commercialize new products and product candidates, either independently or with collaboration partners, and market demand for these product and product candidates), dependence on patents and proprietary rights, protection and enforcement of its patents and proprietary rights, the commercial prospects of the industries in which Verenium operates and sells products, Verenium’s dependence on manufacturing and/or license agreements, its ability to achieve milestones under existing and future collaboration agreements, the ability of
Verenium and its partners to commercialize its technologies and products (including by obtaining any required regulatory approvals)
using Verenium’s technologies, the timing for launching any commercial products and projects, the ability of Verenium and its collaborators to market and sell any products that it or they commercialize, the development or availability of competitive products or technologies, the future ability of Verenium to enter into and/or maintain collaboration and joint venture agreements and licenses on a timely basis or at all,  and risks and other uncertainties more fully described in Verenium’s filings with the Securities and Exchange
Commission, including, but not limited to, Verenium’s annual report on Form 10-K for the year ended December 31, 2011 and any updates contained in its subsequently filed quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date hereof, and Verenium expressly disclaims any intent or obligation to update these forward-looking statements.

June 2011 Capital Markets Day:
Expected Milestones Through 2013
Accelerate growth in current 9
commercial products
Current
Product
Growth
Achieve 50%
of 2011 revenue from products /
partnerships other than Phyzyme ® phytase
Product
Diversification
Advance manufacturing improvements
Develop approach for second site
manufacturing site
Manufacturing
Advance at least 3
products into the regulatory
phase of development
New Products
Complete at least 3
new product development /
distribution partnerships to advance the pipeline
Product
Pipeline
Enter 1-2
new markets, alone or through partners
New Market(s)
Complete 1
new collaboration to deploy our
technology outside of enzyme products
Technology
Address remaining debt
Financial

Target set before sale of Purifine
Animal Health increased
Grain processing decreased
Achieved 51% revenue from non-
Planning complete and execution underway
Next-Gen Phytase: Animal Health & Nutrition
Pyrolase
®
HT: Oilfield Services
Novus International: Animal Health & Nutrition
Tate & Lyle: Food Ingredients
Oilfield Services: Accelerated  marketing
Lower priority
Convertible Note redeemed
Phyzyme® phytase products in 2011
efforts for Pyrolase
®
cellulase

Defining Verenium:
Are We a “Clean Tech” Company?
Harness renewable materials and
energy sources
Dramatically reduce the use of natural
resources
Cut or eliminate emissions and wastes
Are competitive with, if not superior to,
their conventional counterparts
Offer significant additional benefits

Wikipedia defines Clean Technology as Products, Services and
Processes that:

Defining Verenium:
We Don’t Face Clean Tech’s Risks

Early Stage Clean Tech’s
Perceived Risk Profile
Risks with Technology Development
Risks with Scale Up
Risks Reaching Materiality
Capital Intensity
Lengthy Path to Profitability
Dependence on a Single Product or
End Market
Verenium’s Lower Risk Profile
Proven technology platform with 10 products
commercially launched
Manufacture products at full commercial scale
Largest product – Phyzyme® phytase – captured
a market leading share in a major enzymes market
Ability to scale manufacturing with current
fermentation assets
Project operating profitability in 2014 based on
current products and transparent pipeline
Currently serve three markets (Animal Nutrition,
Grain Processing, Oil & Gas) and more to come

Defining Our Industry: Industrial Enzymes Have Broad Applicability in Our Everyday Lives 6

Defining Our Industry: Verenium’s Target
Markets for Industrial Enzymes

We Target Profitable and Growing Markets that Exist Today
Addressed by
Verenium’s
Current 8
Products
Source: Market size estimates based on Verenium internal estimates and L. Hepner & Associates Industrial Enzymes Report  published in February 2011.
$0
$1,000
$2,000
$3,000
$4,000
$5,000
2012 2016
Not Addressed
Nutrition Enzymes
Detergent Enzymes
Baking Enzymes
Technical Enzymes
Oilfield Services
Feed Enzymes
Bioethanol Enzymes
VRNM Expects to
Address via:
•
Product Pipeline
•
Expansion
Pipeline

Verenium has a Track Record of Competing on Product Performance
Defining Our Industry: Major Players in the
Industrial Enzymes Market

Increasing Cost Competitiveness
Novozymes
DuPont
(Genencor)
DSM
BASF
AB
Enzymes
Verenium

Industrial Enzymes Core Capabilities:
Verenium has Demonstrated the Full Suite
Define Unmet Needs: addressable with enzymes
Determine Value Proposition: for partners and customers
Verenium’s Position: Solid track record of launched products
CONCEPTUALIZE
Products
Capabilities: Discovery, evolution, expression and approval of optimized enzyme
Verenium’s Position: Sustainable competitive advantage via unique technology
CREATE
Products
Three Steps: Fermentation + Recovery + Formulation
Verenium’s Position: Global scale manufacturing at Fermic
MANUFACTURE
Products
Customized Channel Strategy: Marketing approach based on
end-market dynamics
MARKET
Products
platform

Defining Our Business Model and Value
Proposition
Capabilities: Discovery, evolution, expression and approval of optimized enzyme
Verenium’s Position: Sustainable competitive advantage via unique technology
Product Pipeline Expansion Pipeline
Demonstrates Commercial
Success
Path to $100M+ Revenue
Path to $200M+ Revenue
• Cash Flow to Reinvest
– $55M LTM Revenues
– $21M LTM product gross profit
• Demonstrated high value
– Animal Health & Nutrition
success
– Corn Bioethanol success
– Asset Sale: Sold $7.5M revenue
products / candidates for $37M
• Multiple 2013 product
launches in current end-
markets
• Near Term: Revenue growth
and diversification
• New Products for:
• Current end-markets, AND
• Baking
• Sweeteners
• Personal Care
• Detergents
• Near term: Validation from new
partnerships
CREATE
Products

Commercial Products
platform

Past & Present Partners Validate the Strength and
Uniqueness of Our Products and Technology

TECHNOLOGY SUITE
We developed enzymes
and discovery and evolution
technologies used in BP’s
cellulosic enzyme program
We created a unique
Phospholipase C product and
other enzymes for oilseed
processing
We developed novel enzymes for
the cost-effective production of a
proprietary product
ANIMAL HEALTH
We created one of the top
selling phytase products
(Phyzyme ® phytase)
We created the high
performance Quantum ® phytase
We are creating a next
generation suite of enzymes
GRAIN PROCESSING
Our unique enzyme will enable
creation of a novel product
Several major oilfield services
companies are evaluating our
high-performance products for
hydraulic fracturing
Reciprocal distribution for
enzyme products (Weiss
BioTech in Europe, Verenium in
the US) broadens our product
mix and geographic reach
All company and product names and logos are trademarks of their respective owners.
OILFIELD SERVICES

• Joined Verenium in 1997 as a Senior Scientist and has held a variety of R&D positions with the Company
• Previously pursued research fellowships at Scripps Research
Institute in La Jolla, CA and Amherst College
David Weiner, VP of R&D Strategy,
Innovation & Partnerships
The Management Team that Will Execute

• Joined Verenium in April 2009 as Executive Vice President
and Chief Financial Officer
• Former senior energy & healthcare investment banker at
Goldman Sachs and Lehman Brothers
James Levine, President & CEO
• Joined Verenium in March 2008 as Executive Vice President
of the Specialty Enzymes Business Unit
• Former executive positions with BP, including chief executive of a $1.7 billion North American chemical business
Janet Roemer, Executive VP & COO
• Joined Verenium in 2005 as Chief Accounting Officer
• 20 years in financial management and advisory roles
• Senior level financial management roles for six publicly-traded companies
Jeffrey Black, Senior VP & CFO
• Joined Verenium in August 2010
• Former Vice President of Manufacturing at Vical Incorporated
and Vice President of Process Engineering and
Manufacturing at Universal Molecular Biosystems; previous
experience at Gilead Sciences, Baxter International and
DuPont
Kevin Bracken, VP of Manufacturing
• Joined Verenium in 2002, serving in a variety of R&D  and
technology development roles
• Over 19 years postgraduate experience in structural biology, biophysics and structure-function analysis as well as
genomics
Mark Wall, VP of R&D Operations
• Joined Verenium in August 2006 as Associate Director of
Business Development responsible for supporting the
commercialization strategy
• Former Managing Director at Trident Partners LLC and
consultant at Bain & Company
Ken Barrett, VP of BD & Strategy
• Joined Verenium in November 2010
• Former General Counsel at Kintera, Inc. and Director of
Strategic Transactions at Vivendi Universal; pervious
experience with Cooley LLP, Latham & Watkins LLP and
Rogers & Wells LLP
Alex Fitzpatrick, Senior VP & General Counsel

Commercial Products Pipeline Products Manufacturing Janet Roemer Chief Operating Officer October 9, 2012

Industrial Enzymes: Profitable, Growing Markets
Today, New Markets Emerging

Margins of market leader
Gross Margins>55%
EBIT Margins >20%
Source: Verenium/L.Hepner & Associates.
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2012 2014 2016
Oilfield
Services
Sweetener
Enzymes
Technical
Enzymes
Nutrition
Enzymes
Feed
Enzymes
Detergent
Enzymes
Dairy
Enzymes
Bioethanol
Enzymes
New
Enzyme
Markets

ANIMAL HEALTH AND NUTRITION
Lead Product,  $350M+ Market
Verenium’s Unique Lead Commercial Products
Market-Validated with $55M in LTM Revenue
Addressing $1B Opportunity

GRAIN PROCESSING
$400M+ Market
OILFIELD SERVICES
Up to $270M* Combined Market In
Hydraulic Fracturing & Filter Cake
Removal
Source: Verenium/L. Hepner & Associates
*Total estimated market for all enzyme and chemical breakers.

Verenium’s Product Pipeline
Path to Revenue Growth and Operating Profitability

Product Candidate Potential Market
Size (2016)*
Estimated
Launch
Target Market
Position
Next-Gen Phytase $400 - 450M 2013 - 2015 Major
(1)
NSP Cocktail
(Non Starch Polysaccharides)
$200 - 250M 2013 - 2015 Major
Next-Gen Gluco-Amylase $200 - 250M 2013 - 2014 Specialty
(2)
Process Enhancer $15M 2012 - 2013 Major
Process Enhancer $10M 2013 - 2014 Major
Starch Modifier $5M 2013 Exclusive
(3)
Hyper-Thermostable Guar Breaker
Up to $250M
*
2012 Specialty
Next-Gen Guar Breaker
Up to $250M
*
2013 Specialty
Animal Health & Nutrition Enzymes
Grain Processing Enzymes
Oilfield Services Enzymes
Source: Verenium/L. Hepner & Associates.
*Total estimated market for all enzyme and chemical breakers
(1)
We define Major market position as 20-30% targeted market penetration at maturity
(2)
We define Specialty market position as 5-10% targeted market penetration at maturity
(3)
We define Exclusive market position as 100% targeted market penetration at maturity due to limited competition

ANIMAL HEALTH AND NUTRITION Lead Product, $350M+ Market Verenium’s Unique Lead Commercial Products 17

0
100
200
300
400
500
600
700
800
900
1000
2011 2016
ROW
Asia
N America
Europe
0
50
100
150
200
250
300
350
400
450
2012 2014 2016
Phytase
NSP
Animal Health and Nutrition Enzymes
Large and Growing Market
$M Growth by Feed Enzyme Type
Source:
Vernium /L.
Hepner
Associates
Source: BCC
Research 2012
$M Growth by Region
•
Nearly $600m growing to >
$700M by 2016
•
Growing in all regions
•
Enzymes proven to increase
options for feed formulation
•
Improve efficiency – feed
conversion
•
Faster animal growth, better
health, more uniform production
•
Potential for additional
enzymes, new target species

Phytase Enzymes Growth is Due to Numerous
Advantages over Inorganic Phosphorus
Enzymes release phosphorus naturally
occurring in grains but bound up in phytate
Provide additional value by releasing other
essential nutrients complexed by phytate
Sustainable alternative to a mined product
Safeguards the environment – reduced
phosphorus in animal waste
Biodegradable

Phytase Enzymes Growth is Due to Numerous
Advantages over Inorganic Phosphorus
Sustainable alternative to a mined product
Safeguards the environment – reduced
Phosphorus in waste
Biodegradable
Minute quantities relative to inorganic
phosphate

Provide additional nutritional value by
releasing minerals and protein complexed
by phytate
Enzymes releases Phosphorus naturally
occurring in grains but bound up in phytate

BACTERIAL PHYTASE - DIFFERENTIATED
FROM FUNGAL PHYTASES
MULTIPLE MANUFACTURING SITES
DUPONT MARKETING
• More active in the digestive tract
• Active longer
• Lower dose, higher feed conversion ratio
• Global manufacturing
• Efficient supply chain
• Broad product portfolio
• Expertise in animal nutrition
• Global presence
Phyzyme Phytase – Differentiated,
Category-Leading Product

Verenium’s Partnership with Novus International
To Access Global Markets with New Products
STRONG COMPANY:  Sales over $1B
STRONG PARENTS:  Mitsui and Nippon Soda
ESTABLISHED, GLOBAL MARKET REACH:
COMPLEMENTARY SCIENTIFIC SKILLS:
DEVELOPMENT AND COMMERCIALIZATION OF
• Next Generation Phytase
• Non Starch Polysaccharide (NSP) cocktail of 3
enzymes

More than 800 employee serving more than
2500 customers in over 100 countries.
Animal Nutrition focus complements Verenium’s
15 years experience in feed enzymes
FOUR ENZYMES

Pipeline Products For Animal Health
and Nutrition – Verenium/Novus Partnership

Upside potential in subcategories beyond poultry and pigs, e.g.
aquaculture, pet food, ruminants
To Address a Broader Market Opportunity
Source: Verenium/L.Hepner & Associates.
Verenium’s
Products Today
Market
Opportunity
2012
Pipeline Products
Launch Targets
2013-2015
Market
Opportunity
2016
Phytase: Phyzyme $350M New Phytase $430M
NSP Enzyme:
No Product
$230M New NSP Enzymes $290M
$580M $720M

Protein consumption grows with GDP
Poultry favored source of protein
Continued geographic market penetration
Substitute for non-sustainable inorganic phosphorus
Benefits from increasing dosage
LONG -TERM TRENDS FAVOR ENZYME GROWTH
Long-Term Trends Favor Phytase Growth
Short-Term Challenges from High Grain Prices

SHORT- TERM DYNAMICS OF HIGH FEED COST
Animal producers challenged by high feed prices
reduce flocks in response

Verenium’s Strategy to Accelerate Growth

VERENIUM STRATEGY IN ANIMAL
HEALTH & NUTRITION
Maximize  Phyzyme gross margin through
COGS reduction and global optimization of
manufacturing
Launch next generation Phytase and NSP
enzymes  -  Novus partnership
Pursue additional feed enzyme opportunities
Support the DuPont partnership - ensure
Phyzyme Phytase supply

Verenium’s Unique Lead Commercial Products GRAIN PROCESSING $400M+ Market 26

Grain Processing Enzymes
Moderate Growth, Large Market
$M Addressable Market
Source: Verenium  estimates, excludes estimates of
cellulosic enzymes, includes estimates of market for new
enzymes for process enhancement
Source: BCC Research 2012,
includes estimates for cellulosic
enzymes
$M Growth by Region
0
100
200
300
400
500
600
2012 2014 2016
Process Enhancing
Enzymes
Current Enzymes
0
100
200
300
400
500
600
700
800
900
1000
2011 2016
ROW
Asia
N America
Europe

Three High Performance Commercial Products
for Grain Processing

SLURRY PREPARATION LIQUEFACTION
SACCHARIFICATION
& FERMENTATION
Increases throughput in
cereal-based ethanol plants
(wheat, barley, rye –
northern climates)
$10M market
Unique enzyme with
multidimensional value
proposition
$200M market
Highly active and effective
enzyme
$200M market

Fuelzyme Alpha-Amylase is Differentiated from
the Competition by Nature Itself
Superior thermostability, broader pH range & more specific mode of action

From a Different Branch on the
Phylogenetic Tree of Life
Different Mode of Action
Produces More Uniform Substrate
Most
a-amylases
Thermococcus
Fuelzyme R

Field Data Demonstrates Value Delivered by
Fuelzyme
®
Alpha-Amylase

LIQUEFACTION
SACCHARIFICATION
& FERMENTATION
CHEMICAL USAGE
Enzyme Dose reduction –
Alpha-Amylase
Average Savings
$148k
High Savings
$259k
Enzyme Dose reduction –
Glucoamylase
Average Savings
$103k
High Savings
$148k
Ammonia/Urea
Average Savings
$183k
High Savings
$266k
Data from 5 trials of Fuelzyme
®
Alpha-Amylase at U.S. ethanol plants in 2012

Customer Testimonials Highlight Fuelzyme’s
Plant-Specific Advantages

“Fuelzyme works well at a broad pH range; I am not as
concerned about pH fluctuations as I would be with other
alphas.” – Process Engineer
OPERATING FLEXIBILITY
CHEMICAL SAVINGS
“We have run Fuelzyme for 6 months and immediately
realized significant savings by eliminating a truckload of
sulfuric acid a week shortly after we began using
Fuelzyme.” –Operations Manager
SAFETY AND ENVIRONMENT
“Without Fuelzyme, it would have been far more
challenging to start up the plant given concerns on the use
of ammonia and sulfuric acid by local Hazmat officials.”
– Plant General Manager
“Having a broad pH alpha is really
nice…to have control about what
you want to do is great…Fuelzyme
saved the day at this plant.”
                                                                          — Plant Manager

• Improved enzyme targeted at a large ($200M+)
segment
NEXT GEN GLUCO AMYLASE
PROCESS ENHANCING ENZYMES
STARCH MODIFIER
• Unique mode of action enables our partner to
create a new product
Verenium’s Pipeline Products for Grain Processing
Well Positioned to Industry Trends

• Two high value “accessory” enzymes to improve
efficiency, 2012-2014 launch

LONG-TERM TRENDS
SHORT-TERM DYNAMICS OF HIGH OIL & CORN COST
Grain Processing
Long-Term Trend Toward Biorefinery Model
Short-Term Impact of Commodity Pricing

Leaders are innovating, adopting new process
technologies
Biorefinery – multiple feed stocks, multiple products
Upside from potential move to E15 and higher blends
Advanced biofuels initiatives
Industry consolidation and integration
Reduced gasoline demand and the E10 blend wall
Plants reducing rates, some temporary shutdowns
Ripe for innovation:  adopting new technologies
that reduce cost

Verenium’s Grain Processing Strategy
Grow through Share Gain and New Products

• Variety of offers to encourage field trials
• Document sources of value creation and price to
share value
• Technical reviews to add value to relationships
• Continual improvement in manufacturing to reduce
COGS
VERENIUM GRAIN PROCESSING STRATEGY
Grow in the US by market share gain
Grow through innovation (Product Pipeline)
Corporate account focus
Multidimensional value proposition
Evaluate and leverage Fuelzyme’s unique
performance with new process technologies
Grow  internationally through partners
KEY TACTICS

Verenium’s Unique Lead Commercial Products 35 OILFIELD SERVICES Up to $270M* Combined Market In Hydraulic Fracturing & Filter Cake Removal

“All of the Above” Energy Strategy Requires
Unconventional Drilling and Stimulation Techniques to
Unlock 100 Year Supply of Natural Gas and Significant
New Sources of Oil
Horizontal drilling technology
Generally deeper than conventional wells
Impermeable, hard rock – impedes flow
Wide range of pH and temperature conditions
Water, chemical usage, and especially “fracking”
techniques subject of public concern and debate
Image Source: www.therightscoop.com

Oilfield Services
Cellulase Enzyme for Hydraulic Fracturing

Superior economics relative to chemicals used in
the process
Reduces chemical breakers, safe for workers
Providing Favorable Performance and Environmental Benefits
PERFORMANCE
Smoother controllable break, improved well
productivity
ECONOMICS
ENVIRONMENTAL
Before
enzyme is inactive
guar is viscous
After
enzyme is active
guar is “broken”

Verenium Pipeline Product for Oilfield Services
Hyper-Thermostable Guar Breaker, “Pyrolase
®
HT”
• Evolved from Pyrolase
®
cellulase for
higher temperature wells – up to 225F
• Announced EPA approval July 25
th
• Paper to be presented at Society of
Petroleum Engineers Oct 9.
• “Well conductivity” benefit from
Pyrolase
®
HT– significant new
element of the value proposition
• MTA/sample agreements for technical
evaluation with four additional service
companies

Performance data included in the SPE paper. Due to its
specificity, “Mannanase” (Pyrolase
®
HT)  leaves far less
residue than the leading chemical breaker (APS –
Ammonium persulfate), predicting higher conductivity
(flow) of oil and gas.
0%
10%
20%
30%
40%
50%
60%
70%
80 ppt guar, 5
ppt APS
80 ppt guar, 200
ppm Man
30 ppt crosslink
guar, 7 ppt
encap APS
30 ppt crosslink
guar, 200 ppm
Man
30 ppt crosslink
guar, 200 ppm
Man + 7 ppt
encap APS
30 ppt crosslink
guar, 400 ppm
Man
Conductivity Results
180 F, 3000 psi closure stress, 20/40 Ottawa  Sand
APS = ammonium persulfate, Man = Mannanase
°
©2012 SPE. Reproduced with permission of the copyright owner. Further reproduction prohibited without permission.

Verenium’s Strategy
Drive Major US Service Company Adoption

VERENIUM OILFIELD SERVICES STRATEGY
Dedicated sales manager to achieve lab
approvals, field trials and conversion to sales
Presenting paper at SPE, co-authored with a
leading oilfield services company
Advertising in trade press to raise awareness
Launch of Pyrolase
®
HT is a high priority:
additional efforts in regulatory, bioprocess
development, formulation, QC assay, and scale
up. Targeting launch in 4Q12
New pipeline project initiated for high pH variant

Manufacturing

High Value, Novel Enzymes; Low Cost,
Well Established Industrial Scale Process

Industrial scale
modern process based
on
ancient technology
More product specific,
advanced equipment
and materials
Enabling shelf life
and usability
FERMENTATION RECOVERY
FORMULATION
AND PACKAGING

INVESTMENT PROGRAM TO INCREASE
THROUGHPUT AND REDUCE UNIT COST
• Improve yields
• Upgrade equipment
• Faster turnaround time
• Improve recovery capability
PARTNERSHIP WITH FERMIC IN MEXICO
CITY
• Partnership reduces our risk
• Low capital requirements
• Economies of a brownfield site
SIGNIFICANT CAPACITY
• Dedicated fermentation capacity
• World class scale – low cost per kg
Verenium’s Manufacturing Strategy

Capital-Light with Attractive Margins

Improvement Example – Fuelzyme Alpha-Amylase
Better Yields, and Consistency, COGS
• Upgrades to fermentation and recovery to
improve yields of Verenium products
• Process improvements
• Fermic upgrades to utilities, infrastructure,
overall plant capacity

1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39
2012 Fuelzyme Yield
Rolling 10 batch average
Fuelzyme manufacturing performance has
been improving in terms of batch yields,
consistency and COGS

Manufacturing Pilot Plant in San Diego
New Capability for Continuous Improvement
•
• Existing Products:
• Pipeline Products:

– 40L and 500L fermenters with recovery, product storage
– Controls integrated with data historian
– Process improvement studies to drive down COGS
– Expedites troubleshooting
– Facilitates process development and scale up to
commercial production
– Make test article for tox and safety studies
State of the art commencing operation in 4Q

Q&A

R&D Overview and Outlook David Weiner, Ph.D. Vice President, R&D Strategy & Partnerships October 9, 2012

Proven, Cutting-Edge Technologies = Differentiated Products 47

Verenium’s Unique Suite of Technologies 48 Provides Powerful Competitive Advantage Enzyme Discovery Ultra-high Throughput Screening DirectEvolution® Technologies Applications Expression & Scale-up

Enzyme Discovery
TRADITIONAL
APPROACH
VERENIUM
APPROACH
CULTURE
MICROBES
EXTRACT
MICROBIAL DNA
Clone
Environmental DNA library
High throughput
enzyme screens
Verenium approach is direct,
bypassing need for culturing
FASTER, COMPREHENSIVE,
CAPTURES NATURE’S DIVERSITY
Clone
Screen
Typical culturing
methods access
<0.1% of
biodiversity

Unparalleled Global Biodiversity Access All agreements conform to the Convention on Biological Diversity 50

Unprecedented Biodiversity • Over 2000 eDNA libraries • Encompass the genomes from over 1 million organisms • Billions of genes, billions of potential new enzymes 51

Ultra-High Throughput Screening Versatile Robotic Systems 52 Ultra-high Throughput Screening

Advanced Automation Technologies
• Cutting edge, proprietary
• Flexible platform
• Increased efficiencies, greater
reproducibility
• Customized 400,000-well microtiter plates
• Throughput up to one billion/day
• Unprecedented screening of molecular
diversity
• Dramatically reduces equipment and
operator time

ROBOTIC SCREENING SYSTEMS
GIGAMATRIX
®
PLATFORM

• Screened Verenium’s extensive
environmental DNA libraries
• Discovered multiple candidates
• Applications work identified ideal enzyme
for fracturing
• Scaled-up & commercialized as
Pyrolase
®
cellulase
Verenium Proprietary & Confidential
Development of Pyrolase
®
Cellulase

Capturing The Best From Nature

Increased temperature range and pH while maintaining unique performance properties of parent enzyme Improving The Best From Nature Development of Pyrolase ® HT 55 (~185 o F) (~225 o F)

Evolving The Best From Nature DirectEvolution ® Technologies DirectEvolution® Technologies 56

Powerful Suite of DirectEvolution ® Technologies Diversify Screen Combine variants Repeat if needed 57 Best variant Starting Enzyme Enzyme variant library Improved variants

Powerful Suite of DirectEvolution
®
Technologies
Verenium’s Competitive Advantage

Better starting points
from Nature
Proprietary
combinatorial
assembly methods
Proprietary
mutagenesis methods
& in silico design
Advanced automated
screening
Starting
Enzyme
Enzyme
variant
library
Improved
variants
Best variant

DirectEvolution
®
Technologies
Temperature
pH performance
Solvent tolerance
Substrate specificity
Binding affinity (Km)
Enzyme turnover (kcat)
Relief of inhibition

MANUFACTURING ROBUSTNESS PROCESS PERFORMANCE
Expression levels
Improved recovery
Enhanced shelf-life
Protein quality
folding, resistance to degradation,
control of glycosylation
Proven Capabilities For Targeted Industrial Applications

Developing Solutions To Real World Problems Applications Science Applications 60

Focusing on Solutions to Real World Problems
Better Enzymes For Better Processes
ANIMAL HEALTH OILFIELD SERVICES
Several major
oilfield service
companies
TM

SPECIFICATION
OF IDEAL ENZYME
IDENTIFY
MARKET NEED
ENZYME
DISCOVERY
HIGH
THROUGHPUT
SCREENING
ENZYME
EVOLUTION
GRAIN PROCESSING

Applications Development
The value of an idea lies
in the using of it
-- Thomas Alva Edison (1879)
Rapid identification and validation of new
product concepts
Support for industrial trials & driving
product implementations
Testing of product candidates in real
world applications

Driving Down The Cost Of Goods Expression & Scale-up Expression & Scale-up 63

System Selection Heterologous Expression Commercial systems Optimization • Gene optimization • Host engineering • High-throughput screening • Bacteria • Fungi 64 Iterative Fermentation Improvements

Gene Expression & Scale-Up
Pilot Plant
R&D Expression
• Spans L to 10L scale
• Develop & optimize
expression systems
• Scope fermentation conditions
• 40L to 500L scale
• Develop & optimize
commercial processes
• Produce material for
regulatory & accelerate
product launches
• World class scale – 3X
190,000L
• Efficient processes
• Continuous improvement
Commercial Scale

Gene Expression & Scale-Up Commercial Scale R&D Expression Scale-up / Scale-down Iterative loops drive continuous process improvements Bridging Innovation to Profits 66 Pilot Plant

Flexible Discovery Process For Finding High-Performance Enzymes
Unique Discovery and Development Process
Development Options
• Leverages existing
products to new
applications
• Examples include
Xylathin
®
xylanase &
Vereflow alpha-
amylase
VERENIUM ENZYME
COLLECTION
NEW DISCOVERY &
EVOLUTION
CURRENT PRODUCT
ADJACENCY
• Leverages over 2000
eDNA libraries
• Unprecedented
biodiversity (>million
genomes)
TIME TO COMMERCIALIZATION
More time Less time

TM

Unique Discovery and Development Process
Development Options
VERENIUM ENZYME
COLLECTION
NEW DISCOVERY &
EVOLUTION
CURRENT PRODUCT
ADJACENCY
TIME TO COMMERCIALIZATION
More time Less time
Leverages previous
discovery & evolution
programs
Flexible Discovery Process For Finding High-Performance Enzymes

$4
Billion
Enzyme
Market
Opportunity
Verenium’s Enzyme Collection
4,000+ Unique Proprietary Enzymes For Future Products
Betamannosidases
Cellobiohydrolases
Cellulases
Fucosidases
Galactanases
Glucanases
Mannanases
Pectinases
Pullulanases
Xylanases
Nitrilases
Phosphatases
Proteases
Amidases (primary)
Amidases (secondary)
Dehalogenases
Epoxide hydrolases
Esterases
Lipases
Phospholipases
Alphafucosidases
Alphagalactosidases
Alphaglucoronidases
Amylases
Arabinofuranosidases
Betaglucosidases
Isomerases
Aldolases
Ammonia-lyases
Ammonia-lyases (Tryptophanases)
C-O-lyases
C-O-lyases (Pectate lyases)
Dehydratases
Miscellaneous lyases
Catalases
Dehydrogenases
Oxidases
Transaminases
Bioethanol &
Sweeteners
Animal Health &
Nutrition
Nutrition
Tech-
nical
Other Detergents Dairy

$4
Billion
Enzyme
Market
Opportunity
Verenium’s Enzyme Collection
4,000+ Unique Proprietary Enzymes For Future Products
Betamannosidases
Cellobiohydrolases
Cellulases
Fucosidases
Galactanases
Glucanases
Mannanases
Pectinases
Pullulanases
Xylanases
Nitrilases
Phosphatases
Proteases
Amidases (primary)
Amidases (secondary)
Dehalogenases
Epoxide hydrolases
Esterases
Lipases
Phospholipases
Alphafucosidases
Alphagalactosidases
Alphaglucoronidases
Amylases
Arabinofuranosidases
Betaglucosidases
Isomerases
Aldolases
Ammonia-lyases
Ammonia-lyases (Tryptophanases)
C-O-lyases
C-O-lyases (Pectate lyases)
Dehydratases
Miscellaneous lyases
Catalases
Dehydrogenases
Oxidases
Transaminases
Bioethanol &
Sweeteners
Animal Health &
Nutrition
Nutrition
Tech-
nical
Other Detergents Dairy

Starch-based Products in Our Daily Lives Syrups & Sweeteners Texturizers & thickeners Personal care Pharmaceutical Animal health & nutrition Ethanol Industrial 71

Archaeal -amylase
Bacterial -amylase
G4-amylase
Bacterial -amylase
Maltosyltransferase
Bacterial -amylase
Maltogenic amylase
Isoamylase
Diversity of Verenium Starch-Active Enzymes

Verenium’s proprietary enzymes
Verenium’s proprietary enzymes
Other (commercial and public domain)

Verenium Amylases Unique enzymes, functionalities Operate over wide range of conditions New toolbox to create new products G2 amylase G4 amylase Isoamylase (debranching) 73

Verenium’s Expansion Pipeline: Targeted Markets
ANIMAL HEALTH OILFIELD SERVICES GRAIN PROCESSING
BAKING
PERSONAL CARE SWEETENERS DETERGENTS /CLEANERS
New Products for Current Markets
New Products for New Markets

Intellectual Property Portfolio
*Includes owned and in-licensed patents
369 granted, 353 pending (722 total)*
352
163
68
61
78
Substantial Protection For Our Technology And Our Products

Discovery
Evolution
Other
Product
Pipeline & Expansion
Pipeline
Since July 2011:
13 US patents issued
20 new patent filings & IDFs

High Performance
Enzymes
For A Sustainable
Economy
Proven, best-in-class discovery &
evolution technologies
RAPID ACCESS TO UNIQUE ENZYMES
Extensive applications & product
development expertise
SUPERIOR PRODUCTS
Track record of successful product
commercialization & partnerships
PATH TO PROFITS

Achieving Our Financial Goals Jeffrey Black Chief Financial Officer October 9, 2012

Financial Overview Historical Financial Performance Medium Term Financial Profile Priority Financial Themes 78 Cost control / path to profitability Near-term capital requirements

Financial Overview
Major Accomplishments
What have we accomplished over last
12 months?
Maintained operating expense run rate while
increasing level of investment in new product
development and commercialization efforts
Two quarters of operating income
Eliminated our debt and secured incremental
financing / capital to strengthen our balance
sheet

Improved Overall Financial Profile

Historical Revenue ($M) Strong Historical Revenue and Margin Performance 80

Medium-Term Product Revenue Profile
Animal Health & Nutrition Grain Processing
Oilfield Services
Other
Diversifying the Revenue Base
Today
Product Revenue = $50M+
Medium-Term
Product Revenue = $100M+

15%
22%
63%
10%
20%
40%
30%

Historical Operating Expenses ($M) Targeted Investments in R&D and Sales & Marketing; Holding the Line on G&A * Excludes transaction-related gains and / or fees. 82

Priority Financial Themes
Cost Management / Path to Profitability
Achieve appropriate levels of R&D and SG&A
spend as we continue to align the core business to
pure-play enzymes and position ourselves for
future growth
• R&D growth will come primarily from investment in pipeline
• SG&A growth will come primarily from sales & marketing
Medium-term  vision:  financial metrics in line with
our peers / competitors
• Product gross profit of 45%+
• Operating expenses at 25%-30% of revenue
Achieve operating profitability in 2014

Prior Financial Themes
Verenium Capital Requirements
Source of Funds Timing Purpose

• Working capital line
• Partnership funding
• Debt or equity raise
Phase I
(up to $10M now)
• Cash to execute on
business milestones
• Fund operations to
profitability in 2014
Phase II
(Next 12 months)
Funding Our Operations to Positive Cash-Flow

Conclusion James Levine President & CEO October 9, 2012

Verenium’s Green Business Model

ENVIRONMENTAL
Our products are good for the environment
CUSTOMER COST SAVINGS
Our products save customers money
VERENIUM PROFITABILITY
Our products generate attractive gross margins
Green 2
Green 1
Green 3

The Basis for Verenium’s Success:
We Are Driving Improvements – Today!

ANIMAL HEALTH
Ammonium
Persulfate
used
as guar breaker
OILFIELD SERVICES GRAIN PROCESSING
pH adjusted with
Ammonia
&
Sulfuric Acid
Mined
Dicalcium
Phosphate
added to diet
Replacing Expensive Chemistry with Efficient Biology
Expensive,
Non-renewable
Chemistry
Efficient,
Cheaper,
Greener
Biology

Verenium’s Expansion Pipeline:
Applying Our Technology More Broadly

OILFIELD SERVICES GRAIN PROCESSING
New Products for Current Markets
New Products for New Markets
OILFIELD SERVICES GRAIN PROCESSING
BAKING
PERSONAL CARE SWEETENERS DETERGENTS/CLEANERS
ANIMAL HEALTH

The Diversified Company We Are Building

Product
Pipeline and
Current
Commercial
Products
$2.5B+ market
opportunity from new
potential products for:
• Animal Health &
Nutrition
• Oilfield Services
• Grain Processing
• Detergents & Cleaners
• Syrups & Sweeteners
• Personal Care
• Baking
Expansion
Pipeline
Up to $1.4B
market
opportunity
Up to $1B
current market
opportunity
Current
Commercial
Products
Medium-Term Potential Revenue 2012 Revenue

2012 / 2013 Milestones To Drive Profitability
Combined product revenue growth from Grain Processing and
Oilfield Services of 25%
Current Product
Growth
Complete at least 3
new product development/distribution
partnerships to enhance the Product Pipeline
Expansion Pipeline
Launch at least 3
pipeline candidates into current or new industrial
enzyme markets in 2013
Product Pipeline
Achieve greater than 50% of 2013 revenue from products other than
Phyzyme
®
phytase
Product
Diversification
Implement partnerships or financing to fund capital needs to 2014 operating profitability
Financial
COGS reductions to achieve 40%+ product gross margins
Manufacturing

Through our unique access to nature’s ever-evolving
biodiversity,
we create eco-friendly enzyme products that
improve performance
and
lower costs
for today’s
global industries

Verenium is “Industry, Evolved.”